UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4428

                  Dreyfus U.S. Treasury Intermediate Term Fund
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/03

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      DREYFUS
      U.S. TREASURY
      INTERMEDIATE TERM FUND

      SEMIANNUAL REPORT June 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            19   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                         Intermediate Term Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today' s low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund achieved a total return of 3.82% and produced approximate income dividends of $0.2651 per share.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of 2.32% for the same period.(2)

U.S. Treasury securities continued to benefit during the reporting period from declining interest rates in a persistently sluggish economy. The fund produced higher returns than its benchmark, primarily because of our emphasis on a steeper yield curve, along with our allocation to some of the better performing areas of the market, such as Treasury Inflation Protected Securities (TIPS), and underallocation to the worse-performing sector agency securities.

What is the fund's investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.

As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes and other securities issued or guaranteed by the United States government and its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund' s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was affected by a persistently weak U.S. economy during the reporting period, which, despite the previous efforts of the Federal Reserve Board (the "Fed"), continued to struggle.

Although consumers continued to spend as mortgage refinancing put cash in their pockets, corporations continued to rein in spending and investment until business conditions could be forecast with greater clarity. Prevailing economic weakness was intensified early in the reporting period by rising geopolitical tensions that culminated in the war with Iraq.

Even after the fighting in Iraq wound down in early April, however, the U.S. economy failed to gather momentum and unemployment continued to rise. As a result, many investors expected the Fed to cut interest rates further in an attempt to re-ignite stronger growth. They were not disappointed. In late June, the Fed acted for the thirteenth time since January 2001, reducing the federal funds rate by 25 basis points to just 1%. The Fed's accommodative monetary policy was complemented during the reporting period by the federal government's stimulative fiscal policies, which included tax cuts on long-term capital gains and stock dividends.

Interest rates fell across the entire spectrum during the reporting period, including yields on intermediate-term U.S. Treasury securities. While falling yields reduced the amount of income generated by the fund, it also produced capital appreciation, contributing positively to the fund's total return.

In this environment, we attempted to focus on those areas of the marketplace that we believed would perform best. Our search for relative value led us early in the reporting period to TIPS, which we believed were available at attractive prices. At times during the reporting period, up to 40% of the fund's assets were invested in TIPS. As expected, TIPS gained value when more investors recognized their value.


In addition, because we expected shorter-term yields to decline more steeply than longer-term yields, we emphasized shorter-term securities and a steeper yield curve. This focus contributed positively to the fund' s relative performance. Finally, the fund benefited from its reduction in agency-related securities, as headline risk in the agencies came to light during the reporting period and the Federal Home Loan Mortgage Corporation ("Freddie Mac") admitted to some irregularities in its accounting practices.

What is the fund's current strategy?

Because TIPS appreciated to a price range that we believe better reflects their fair market value, we recently locked in gains by reducing the fund's TIPS position to approximately 15% of the fund's net assets. In addition, we continue to remain bearish on U.S. government-guaranteed agency securities. That's because we believe that these securities' returns may be hindered by greater regulatory and Congressional scrutiny following the revelation of accounting problems by Freddie Mac during the reporting period's second half. In our view, these are prudent strategies in today's still unsettled market environment.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG LP. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund



June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                           Principal
BONDS AND NOTES--99.3%                                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--3.3%

Federal Home Loan Banks,

   Bonds, 1.875%, 6/15/2006                                                                   3,000,000                3,009,954

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          1,676,460  (a)           1,821,437

                                                                                                                       4,831,391

U.S. TREASURY BONDS--10.2%

   10.75%, 8/15/2005                                                                         12,400,000  (b,c)        14,838,832

U.S. TREASURY INFLATION PROTECTION SECURITIES--13.6%

   3.625%, 4/15/2028                                                                         12,785,288  (a,b)        15,574,980

   Coupon Strips:

      0%, 10/15/2028                                                                            290,000  (a,d)           286,724

      0%, 4/15/2029                                                                             290,000  (a,d)           286,873

   Principal Strips,

      0%, 4/15/2029                                                                           5,850,000  (a)           3,538,153

                                                                                                                      19,686,730

U.S. TREASURY NOTES--72.2%

   3.25%, 5/31/2004                                                                           5,450,000                5,561,725

   1.25%, 5/31/2005                                                                          25,394,000               25,394,000

   1.125%, 6/30/2005                                                                         16,597,000               16,539,956

   2%, 5/15/2006                                                                             24,766,000  (b)          25,036,891

   6.25%, 2/15/2007                                                                          23,650,000  (b)          27,204,831

   5.75%, 8/15/2010                                                                           4,334,000                5,074,334

                                                                                                                     104,811,737

TOTAL BONDS AND NOTES

   (cost $142,924,199)                                                                                               144,168,690
------------------------------------------------------------------------------------------------------------------------------------

OPTIONS--0.0%                                                                                 Contracts               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUT OPTIONS;

Euro Dollar Future,

  March 2004 @ $98.5

   (cost $30,290)                                                                               290,000                  21,750
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--0.0%                                                                          Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                        13,000  (e)              13,000

Dreyfus Institutional Cash Advantage Plus Fund                                                   13,000  (e)              13,000

Dreyfus Institutional Preferred Plus Money Market Fund                                           13,000  (e)              13,000

TOTAL OTHER INVESTMENTS

   (cost $39,000)                                                                                                         39,000


                                                                                           Principal
SHORT-TERM INVESTMENTS--28.5%                                                              Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

   .836%, 9/25/2003                                                                          18,545,000               18,508,281

   .777%, 10/23/2003                                                                         12,588,000               12,556,530

   .798%, 11/20/2003                                                                          2,088,000                2,080,170

   .925%, 12/18/2003                                                                          8,227,000                8,190,966

TOTAL SHORT-TERM INVESTMENTS

   (cost $41,337,502)                                                                                                 41,335,947
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
   FOR SECURITIES LOANED--37.9%                                                                  Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional
  Preferred Money Market Fund

   (cost $55,021,998)                                                                        55,021,998               55,021,998
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $239,352,989)                                                            165.7%              240,587,385

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (65.7%)             (95,421,502)

NET ASSETS                                                                                       100.0%              145,165,883

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30, 2003,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $53,099,591 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $55,021,998.

(C)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(D)  NOTIONAL FACE AMOUNT SHOWN.

(E)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO STATEMENT OF INVESTMENTS.



                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

June 30, 2003 (Unaudited)

                                                                   Market Value                                        Unrealized
                                                                        Covered                                      Appreciation
                                               Contracts        by Contracts ($)               Expiration        at 6/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Government Agency

     10 Year Notes                                     47             5,400,594           September 2003              104,656

SEE NOTES TO STATEMENT OF INVESTMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned
   valued at $53,099,591)--Note 1(c)                   239,167,048  240,587,385

Receivable for shares of Beneficial Interest subscribed                 67,388

Interest receivable                                                  1,367,613

Prepaid expenses                                                        21,345

                                                                   242,043,731
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            97,410

Cash overdraft due to Custodian                                          75,873

Liability for securities loaned--Note 1(b)                           55,021,998

Payable for investment securities purchased                          41,288,186

Payable for futures variation margin--Note 4                            175,722

Payable for shares of Beneficial Interest redeemed                      166,930

Accrued expenses                                                         51,729

                                                                     96,877,848
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      145,165,883
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     153,710,908

Accumulated distributions in excess of investment income--net       (1,725,904)

Accumulated net realized gain (loss) on investments                 (8,158,172)

Accumulated net unrealized appreciation

  (depreciation) on investments (including $104,656

  net unrealized appreciation on financial futures)                   1,339,051
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      145,165,883
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     10,896,203

NET ASSET VALUE, offering and redemption price per share ($)              13.32

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             1,563,862

Cash dividends                                                          70,694

Income from securities loaned                                           22,897

TOTAL INCOME                                                         1,657,453

EXPENSES:

Management fee--Note 3(a)                                              427,436

Shareholder servicing costs--Note 3(b)                                 151,118

Professional fees                                                       25,973

Prospectus and shareholders' reports                                    14,157

Trustees' fees and expenses--Note 3(c)                                  13,643

Registration fees                                                       12,465

Custodian fees--Note 3(b)                                                8,715

Loan commitment fees--Note 2                                               622

Miscellaneous                                                            7,300

TOTAL EXPENSES                                                         661,429

Less--reduction in management fee

  due to undertaking--Note 3(a)                                       (91,352)

NET EXPENSES                                                           570,077

INVESTMENT INCOME--NET                                               1,087,376
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              7,415,705

Net realized gain (loss) on options transactions                     (106,400)

Net realized gain (loss) on financial futures                        (727,751)

NET REALIZED GAIN (LOSS)                                             6,581,554

Net unrealized appreciation (depreciation) on investments

  (including $390,547 net unrealized appreciation on financial futures)
                                                                   (2,272,789)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,308,765

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,396,141

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003  Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,087,376           4,199,167

Net realized gain (loss) on investments         6,581,554           2,303,896

Net unrealized appreciation
   (depreciation) on investments               (2,272,789)          5,069,556

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,396,141          11,572,619
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,890,828)          (6,167,836)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  13,576,544          38,020,531

Dividends reinvested                            2,164,378           4,537,496

Cost of shares redeemed                      (16,889,494)         (45,286,016)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (1,148,572)          (2,727,989)

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,356,741            2,676,794
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           143,809,142          141,132,348

END OF PERIOD                                 145,165,883          143,809,142

Undistributed (distributions in

   excess of) investment income--net           (1,725,904)              77,548
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,033,056            2,959,427

Shares issued for dividends reinvested            163,877              353,758

Shares redeemed                               (1,286,443)          (3,540,064)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (89,510)            (226,879)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                   Six Months Ended
                                                     June 30, 2003
                                                                                             Year Ended December 31,
                                                                                     -----------------------------------------
                                                (Unaudited)         2002         2001(a)         2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             13.09           12.59         12.33          11.66         12.85         12.70

Investment Operations:

Investment income--net                               .10(b)          .38(b)        .50(b)         .78           .75           .79

Net realized and unrealized

   gain (loss) on investments                        .40             .68           .45            .67         (1.19)          .15

Total from Investment
   Operations                                        .50            1.06           .95           1.45          (.44)          .94

Distributions:

Dividends from investment
   income--net                                      (.27)           (.56)         (.69)          (.78)         (.75)         (.79)

Net asset value, end of period                     13.32           13.09         12.59          12.33         11.66         12.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    3.82(c)         8.59          7.85          12.88         (3.48)         7.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .80(d)          .80           .80            .80           .80           .80

Ratio of net investment income

   to average net assets                            1.53(d)         2.97          4.06           6.58          6.16          6.19

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .13(d)          .09           .04            .09           .15           .17

Portfolio Turnover Rate                           978.15(c)     1,471.49        470.01         660.78        462.29        957.80
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   145,166         143,809       141,132        132,503       161,007       181,520



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.17, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.17 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.44% TO 4.06%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a)  Portfolio  valuation:   Investments  in  securities  (excluding  short-term
investments other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction if the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities  transactions and investment income:  Securities transactions are recorded  on a  trade  date  basis.  Realized  gain  and  loss  from  securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $13,739,828 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $2,997,451 of the carryover expires in fiscal 2004, $1,424,799 expires in fiscal 2005, $7,926,711 expires in fiscal 2007 and $1,390,867 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $6,167,836. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 2003 through June 30, 2003 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $91,352 during the period ended June 30, 2003.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2003, the fund was charged $85,385 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $35,879 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2003, the fund was charged $8,715 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group" ). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $70,694 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options, during the period ended June 30, 2003, amounted to $1,261,371,348 and $1,265,685,472, respectively.

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the
price   of   the   financial   instrument   decreases   between   those  dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2003, are set forth in the Statement of Financial Futures.

At June 30, 2003, accumulated net unrealized appreciation on investments was $1,234,396, consisting of $1,981,805 gross unrealized appreciation and $747,411 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)



The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                                                                     Shares
                                                                        ------------------------------------------------------------

                                                                                  For                Against           Abstained
                                                                        ------------------------------------------------------------

To change the fund's objective                                                4,902,122              945,654              252,417

                                                                                                     The Fund


NOTES

                    For More Information

                        Dreyfus U.S. Treasury Intermediate Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  072SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date: September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date: September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)